Investor Financial Summary

(dollars in millions)	Q1 FY09	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	FY2009	FY2010	FY2011	FY2012 YTD
Revenue by Segment	$ 57	$ 140	$ 205	$ 139	$ 72	$ 104	$ 174	$ 195	$ 135	$ 229	$ 263	$ 272	$ 231	$ 218	$ 541	$ 544	$ 899	$ 449
Photovoltaic (PV)	$ 57	$ 140	$ 109	$ 137	$ 20	$ 62	$ 40	$ 64	$ 111	$ 203	$ 240	$ 186	$ 199	$ 111	$ 444	$ 187	$ 740	$ 310
Polysilicon	$ -	$ -	$ 96	$ 1	$ 52	$ 42	$ 133	$ 131	$ 24	$ 23	$ 17	$ 79	$ 24	$ 98	$ 97	$ 358	$ 144	$ 122
Sapphire	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 3	$ 6	$ 6	$ 9	$ 8	$ -	$ -	$ 15	$ 17
Revenue by Geography	$ 57	$ 140	$ 205	$ 139	$ 72	$ 104	$ 174	$ 195	$ 135	$ 229	$ 263	$ 272	$ 231	$ 218	$ 541	$ 544	$ 899	$ 449
Asia	$ 44	$ 129	$ 194	$ 105	$ 23	$ 63	$ 163	$ 190	$ 87	$ 224	$ 257	$ 267	$ 226	$ 187	$ 472	$ 439	$ 835	$ 413
U.S.	$ 6	$ 1	$ 1	$ 1	$ 0	$ 8	$ 2	$ (1)	$ 1	$ 4	$ 2	$ 3	$ 4	$ 2	$ 8	$ 9	$ 9	$ 6
Europe/ROW	$ 7	$ 11	$ 11	$ 33	$ 49	$ 33	$ 9	$ 5	$ 47	$ 2	$ 4	$ 2	$ 1	$ 28	$ 61	$ 96	$ 54	$ 30
Gross Profit	$ 24	$ 61	$ 90	$ 39	$ 35	$ 34	$ 77	$ 73	$ 46	$ 93	$ 122	$ 117	$ 113	$ 95	$ 215	$ 219	$ 378	$ 208
Gross Margin %	43%	44%	44%	28%	49%	33%	44%	38%	34%	41%	46%	43%	49%	44%	40%	40%	42%	46%
Photovoltaic	42%	44%	49%	28%	34%	30%	32%	39%	33%	40%	47%	45%	52%	46%	40%	34%	43%	50%
Polysilicon			38%	31%	55%	38%	48%	37%	39%	50%	40%	41%	41%	43%	38%	44%	42%	43%
Sapphire										31%	41%	3%	13%	18%	0%	0%	23%	15%
Operating Expenses	$ 16	$ 18	$ 19	$ 18	$ 19	$ 19	$ 19	$ 18	$ 19	$ 24	$ 27	$ 34	$ 35	$ 41	$ 71	$ 75	$ 105	$ 76
Research and Development	$ 4	$ 4	$ 5	$ 5	$ 6	$ 5	$ 5	$ 5	$ 4	$ 5	$ 7	$ 8	$ 11	$ 10	$ 18	$ 21	$ 24	$ 21
Sales and Marketing	$ 4	$ 5	$ 6	$ 3	$ 4	$ 3	$ 2	$ 2	$ 4	$ 5	$ 4	$ 6	$ 6	$ 7	$ 17	$ 12	$ 20	$ 13
General and Administrative	$ 9	$ 9	$ 8	$ 10	$ 9	$ 11	$ 11	$ 10	$ 11	$ 14	$ 16	$ 20	$ 17	$ 24	$ 35	$ 42	$ 61	$ 41
Operating Income	$ 8	$ 43	$ 71	$ 21	$ 16	$ 15	$ 58	$ 55	$ 27	$ 69	$ 95	$ 88	$ 79	$ 54	$ 144	$ 144	$ 273	$ 133
Net Income	$ 5	$ 28	$ 43	$ 12	$ 8	$ 9	$ 37	$ 33	$ 16	$ 43	$ 64	$ 52	$ 52	$ 37	$ 88	$ 87	$ 175	$ 89
Earnings per Share (Diluted)	$ 0.03	$ 0.19	$ 0.30	$ 0.08	$ 0.05	$ 0.06	$ 0.25	$ 0.23	$ 0.11	$ 0.28	$ 0.46	$ 0.41	$ 0.41	$ 0.29	$ 0.61	$ 0.60	$ 1.24	$ 0.69



FY 2011 Revenue Mix
Polysilicon 16%
Sapphire 2%
Photovoltaic 82%



YTD FY 2012 Revenue Mix
Sapphire 4%
Polysilicon 27%
Photovoltaic 69%



Q2 FY 2012 Backlog (in millions)
$2.1 Billion Total
SAPPHIRE
$955.0
POLY
$918.6
PV
$247.2



Q2 FY 2012 Backlog: $2.1 Billion (in millions)
Deferred Revenue
$461
$301
Non Refundable Customer Deposits
$1,244 Unshipped Orders
$115 Letters of Credit



Revenue and Gross Margin
Total Revenue
Gross Margin %



Operating Expenses Trend
Research and Development
Sales and Marketing
General and Administrative



Earnings per Share
Diluted shares Outstanding
Earnings per Share (Diluted)

- Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GT ADVANCED TECHNOLOGIES

Investor Financial Summary

(dollars in millions)	Q1 FY09	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 245	$ 110	$ 121	$ 107	$ 161	$ 204	$ 195	$ 251	$ 276	$ 294	$ 320	$ 363	$ 473	$ 494
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 112	$ 6	$ 94	$ 107	$ 161	$ 204	$ 195	$ 251	$ 276	$ 260	$ 320	$ 363	$ 473	$ 484
Debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 125	$ 120	$ 96	$ 91
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 112	$ 6	$ 94	$ 107	$ 161	$ 204	$ 195	$ 251	$ 276	$ 260	$ 195	$ 242	$ 378	$ 393
Vendor Advances	$ 121	$ 155	$ 153	$ 120	$ 66	$ 51	$ 45	$ 17	$ 29	$ 37	$ 18	$ 20	$ 25	$ 35
Customer Deposits	$ 307	$ 310	$ 307	$ 223	$ 144	$ 135	$ 111	$ 120	$ 139	$ 195	$ 166	$ 144	$ 264	$ 301
Deferred Revenue ST & LT	$ 235	$ 275	$ 292	$ 348	$ 517	$ 472	$ 378	$ 334	$ 321	$ 297	$ 388	$ 446	$ 396	$ 461
Deferred COGS ST & LT	$ 144	$ 163	$ 161	$ 212	$ 320	$ 293	$ 237	$ 198	$ 183	$ 165	$ 220	$ 255	$ 229	$ 247
Capital Expenditures	$ 4	$ 3	$ 2	$ 2	$ 0	$ 1	$ 2	$ 2	$ 1	$ 3	$ 6	$ 21	$ 9	$ 9
Accounts Receivable	$ 38	$ 46	$ 84	$ 58	$ 77	$ 24	$ 40	$ 53	$ 37	$ 72	$ 100	$ 87	$ 55	$ 68
Inventory	$ 64	$ 88	$ 128	$ 103	$ 80	$ 79	$ 76	$ 69	$ 81	$ 114	$ 120	$ 128	$ 162	$ 156
Accounts Payable	$ 50	$ 41	$ 69	$ 51	$ 24	$ 13	$ 14	$ 22	$ 31	$ 42	$ 76	$ 63	$ 40	$ 52
Metrics														
ROIC (TTM)	*	*	*	*	49%	53%	40%	37%	34%	40%	44%	39%	45%	39%
ROE (TTM)	*	*	*	*	93%	104%	62%	67%	66%	67%	110%	92%	92%	70%
ROA (TTM)	*	*	*	*	14%	12%	10%	14%	15%	20%	24%	25%	28%	24%
DIO (TTM)	*	*	*	*	80	95	123	97	78	79	73	69	81	92
DSO (TTM)	*	*	*	*	38	25	46	37	34	24	31	28	17	26
DPO (TTM)	*	*	*	*	41	31	50	41	27	23	34	30	24	32
Cash Conversion Cycle (TTM)	*	*	*	*	77	88	119	93	85	80	71	67	74	86
Inventory Turns	*	*	*	*	1.8	3.6	5.1	7.1	4.4	4.8	4.7	4.9	2.9	3.1
Inventory DOH	*	*	*	*	73	61	87	82	84	85	66	75	126	116

Notes

* Metric is based on trailing 12-month data and has not been calculated for this period because the company was not public prior to Q1FY09.

-Certain amounts in the table above may not sum or recalculate due to rounding

Defintion/Formulas

TTM = Trailing 12 Months
ROIC: Return on Invested Capital = (TTM Net Income)/(TTM avg. total assets - TTM avg. current liabilities)
ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)
ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)
DIO: Days Inventory Outstanding = (TTM avg. inventory)/(TTM cost of sales per day)
DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)
DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)
Cash Conversion Cycle: (DIO + DSO - DPO)
Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)
Inventory DOH: Inventory Days on Hand = (365/inventory turns)


Cash, Cash Equivalents, Restricted Cash & Short-Term Investments
(in millions)
$500
$400
$300
$200
$100
$-
$161
$204
$195
$251
$276
$294
$320
$363
$479
$494
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12


Return on Invested Capital
(TTM)
60%
50%
40%
30%
20%
10%
0%
49%
53%
40%
37%
34%
40%
44%
39%
45%
39%
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12


Return on Equity
(TTM)
120%
100%
80%
60%
40%
20%
0%
93%
104%
62%
67%
66%
67%
110%
92%
92%
70%
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12

GT ADVANCED TECHNOLOGIES